Exhibit 14(b)

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated December 5, 2000 with respect to ING International Equity Fund (one of the funds comprising ING Funds Trust), which is incorporated by reference, in this Registration Statement on Form N-14 of Pilgrim International Fund, Inc.


                                          /s/ ERNST & YOUNG LLP

New York, New York
January 17, 2001